                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Advantage Municipal Income Trust II, Invesco Bond Fund, Invesco California Value Municipal Income Trust, Invesco Dynamic Credit Opportunities Fund, Invesco Exchange Fund, Invesco High Income 2023 Target Term Fund, Invesco High Income 2024 Target Term Fund, Invesco High Income Trust II, Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Senior Income Trust, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

    1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

       i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

       ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

       iii.The Waiver will not apply to cash collateral for securities lending.

       For purposes of the paragraph above, the following terms shall have the following meanings:

       (a)"Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

       (b)"Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

       (c) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

    2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

AIM COUNSELOR SERIES TRUST (INVESCO      INVESCO DYNAMIC CREDIT OPPORTUNITIES
COUNSELOR SERIES TRUST)                  FUND
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)  INVESCO EXCHANGE FUND
AIM FUNDS GROUP (INVESCO FUNDS GROUP)    INVESCO HIGH INCOME 2023 TARGET TERM
AIM GROWTH SERIES (INVESCO GROWTH        FUND
SERIES)                                  INVESCO HIGH INCOME 2024 TARGET TERM
AIM INTERNATIONAL MUTUAL FUNDS           FUND
(INVESCO INTERNATIONAL MUTUAL FUNDS)     INVESCO HIGH INCOME TRUST II
AIM INVESTMENT FUNDS (INVESCO            INVESCO MANAGEMENT TRUST
INVESTMENT FUNDS)                        INVESCO MUNICIPAL INCOME OPPORTUNITIES
AIM INVESTMENT SECURITIES FUNDS          TRUST
(INVESCO INVESTMENT SECURITIES FUNDS)    INVESCO MUNICIPAL OPPORTUNITY TRUST
AIM SECTOR FUNDS (INVESCO SECTOR         INVESCO MUNICIPAL TRUST
FUNDS)                                   INVESCO PENNSYLVANIA VALUE MUNICIPAL
AIM TAX-EXEMPT FUNDS (INVESCO TAX-       INCOME TRUST
EXEMPT FUNDS)                            INVESCO QUALITY MUNICIPAL INCOME TRUST
AIM TREASURER'S SERIES TRUST (INVESCO    INVESCO SECURITIES TRUST
TREASURER'S SERIES TRUST)                INVESCO SENIOR INCOME TRUST
AIM VARIABLE INSURANCE FUNDS (INVESCO    INVESCO TRUST FOR INVESTMENT GRADE
VARIABLE INSURANCE FUNDS)                MUNICIPALS
INVESCO ADVANTAGE MUNICIPAL INCOME       INVESCO TRUST FOR INVESTMENT GRADE
TRUST II                                 NEW YORK MUNICIPALS
INVESCO BOND FUND                        INVESCO VALUE MUNICIPAL INCOME TRUST
INVESCO CALIFORNIA VALUE MUNICIPAL
INCOME TRUST

     on behalf of the Funds listed in the Exhibit to this Memorandum of Agreement

     By:         /s/ John M. Zerr
             --------------------------
     Title:  Senior Vice President

     INVESCO ADVISERS, INC.

     By:         /s/ John M. Zerr
             --------------------------
     Title:  Senior Vice President

                        EXHIBIT A TO ADVISORY FEE MOA

AIM COUNSELOR SERIES
TRUST (INVESCO
COUNSELOR SERIES
TRUST)                    WAIVER DESCRIPTION     EFFECTIVE DATE  EXPIRATION DATE
---------------------  ------------------------  --------------  ---------------
 Invesco Strategic     Invesco will waive         4/30/2014        06/30/2019
   Real Return         advisory fees in an
   Fund                amount equal to the
                       advisory fees earned on
                       underlying affiliated
                       investments

AIM INVESTMENT FUNDS
(INVESCO INVESTMENT
FUNDS                     WAIVER DESCRIPTION     EFFECTIVE DATE  EXPIRATION DATE
---------------------  ------------------------  --------------  ---------------
 Invesco Balanced-     Invesco will waive          02/24/15        06/30/2019
   Risk Commodity      advisory fees in an
   Strategy Fund       amount equal to the
                       advisory fees earned on
                       underlying affiliated
                       investments

 Invesco Global        Invesco will waive         12/17/2013       06/30/2019
   Targeted Returns    advisory fees in an
   Fund                amount equal to the
                       advisory fees earned on
                       underlying affiliated
                       investments

AIM TREASURER'S
SERIES TRUST (INVESCO
TREASURER'S SERIES
TRUST)                    WAIVER DESCRIPTION     EFFECTIVE DATE  EXPIRATION DATE
---------------------  ------------------------  --------------  ---------------
 Invesco Premier       Invesco will waive          2/1/2011        12/31/2018
   Portfolio           advisory fees in the
                       amount of 0.07% of the
                       Fund's average daily net
                       assets

 Invesco Premier       Invesco will waive          2/1/2011        12/31/2018
   U.S.                advisory fees in the
   Government          amount of 0.07% of the
   Money Portfolio     Fund's average daily net
                       assets

 Invesco Premier       Invesco will waive         06/01/2016       12/31/2018
   Tax-Exempt          advisory fees in the
   Portfolio           amount of 0.05% of the
                       Fund's average daily net
                       assets

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                     EFFECTIVE DATE    COMMITTED UNTIL
---------                                   ------------------- ---------------
Invesco American Franchise Fund             February 12, 2010   June 30, 2019
Invesco California Tax-Free Income Fund     February 12, 2010   June 30, 2019
Invesco Core Plus Bond Fund                    June 2, 2009     June 30, 2019
Invesco Equally-Weighted S&P 500 Fund       February 12, 2010   June 30, 2019
Invesco Equity and Income Fund              February 12, 2010   June 30, 2019
Invesco Floating Rate Fund                     July 1, 2007     June 30, 2019
Invesco Global Real Estate Income Fund         July 1, 2007     June 30, 2019
Invesco Growth and Income Fund              February 12, 2010   June 30, 2019
Invesco Low Volatility Equity Yield Fund       July 1, 2007     June 30, 2019
Invesco Pennsylvania Tax Free Income Fund   February 12, 2010   June 30, 2019
Invesco S&P 500 Index Fund                  February 12, 2010   June 30, 2019
Invesco Short Duration High Yield           September 30, 2015  June 30, 2019
  Municipal Fund
Invesco Small Cap Discovery Fund            February 12, 2010   June 30, 2019
Invesco Strategic Real Return Fund            April 30, 2014    June 30, 2019

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                       EFFECTIVE DATE  COMMITTED UNTIL
---------                                       --------------  ---------------
Invesco Charter Fund                            July 1, 2007    June 30, 2019
Invesco Diversified Dividend Fund               July 1, 2007    June 30, 2019
Invesco Summit Fund                             July 1, 2007    June 30, 2019

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                            EFFECTIVE DATE  COMMITTED UNTIL
----                                            --------------  ---------------
Invesco European Small Company Fund             July 1, 2007    June 30, 2019
Invesco Global Core Equity Fund                 July 1, 2007    June 30, 2019
Invesco International Small Company Fund        July 1, 2007    June 30, 2019
Invesco Small Cap Equity Fund                   July 1, 2007    June 30, 2019

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                         EFFECTIVE DATE    COMMITTED UNTIL
----                                        ------------------ ---------------
Invesco Alternative Strategies Fund         October 14, 2014   June 30, 2019
Invesco Convertible Securities Fund         February 12, 2010  June 30, 2019
Invesco Global Low Volatility Equity Yield    July 1, 2007     June 30, 2019
  Fund
Invesco Mid Cap Core Equity Fund              July 1, 2007     June 30, 2019
Invesco Multi-Asset Inflation Fund          October 14, 2014   June 30, 2019
Invesco Quality Income Fund                 February 12, 2010  June 30, 2019
Invesco Small Cap Growth Fund                 July 1, 2007     June 30, 2019

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

   FUND                                    EFFECTIVE DATE    COMMITTED UNTIL
   ----                                   ------------------ ---------------
   Invesco Asia Pacific Growth Fund         July 1, 2007     June 30, 2019
   Invesco European Growth Fund             July 1, 2007     June 30, 2019
   Invesco Global Growth Fund               July 1, 2007     June 30, 2019
   Invesco Global Opportunities Fund       August 3, 2012    June 30, 2019
   Invesco Global Responsibility Equity     June 30, 2016    June 30, 2019
     Fund
   Invesco Global Small & Mid Cap Growth    July 1, 2007     June 30, 2019
     Fund
   Invesco International Companies Fund   December 21, 2015  June 30, 2019
   Invesco International Core Equity Fund   July 1, 2007     June 30, 2019
   Invesco International Growth Fund        July 1, 2007     June 30, 2019
   Invesco Select Opportunities Fund       August 3, 2012    June 30, 2019

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

  FUND                                     EFFECTIVE DATE    COMMITTED UNTIL
  ----                                   ------------------- ---------------
  Invesco All Cap Market Neutral Fund    December 17, 2013   June 30, 2019
  Invesco Balanced-Risk Allocation          May 29, 2009     June 30, 2019
    Fund/1/
  Invesco Balanced-Risk Commodity        November 29, 2010   June 30, 2019
    Strategy Fund/2/
  Invesco Developing Markets Fund           July 1, 2007     June 30, 2019
  Invesco Emerging Markets Equity Fund      May 11, 2011     June 30, 2019
  Invesco Emerging Markets Flexible        June 14, 2010     June 30, 2019
    Bond Fund/3/
  Invesco Endeavor Fund                     July 1, 2007     June 30, 2019
  Invesco Global Health Care Fund           July 1, 2007     June 30, 2019
  Invesco Global Infrastructure Fund        May 2, 2014      June 30, 2019
  Invesco Global Market Neutral Fund     December 17, 2013   June 30, 2019
  Invesco Global Targeted Returns        December 17, 2013   June 30, 2019
    Fund/5/
  Invesco Greater China Fund                July 1, 2007     June 30, 2019
  Invesco Long/Short Equity Fund         December 17, 2013   June 30, 2019
  Invesco Low Volatility Emerging        December 17, 2013   June 30, 2019
    Markets Fund
  Invesco Macro Allocation Strategy      September 25, 2012  June 30, 2019
    Fund/4/
  Invesco MLP Fund                        August 29, 2014    June 30, 2019
  Invesco Multi-Asset Income Fund/6/     December 13, 2011   June 30, 2019
  Invesco Pacific Growth Fund            February 12, 2010   June 30, 2019
  Invesco Select Companies Fund             July 1, 2007     June 30, 2019
  Invesco World Bond Fund                   July 1, 2007     June 30, 2019
  Invesco U.S. Managed Volatility Fund   December 18, 2017   June 30, 2019

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

   FUND                                    EFFECTIVE DATE    COMMITTED UNTIL
   ----                                   ------------------ ---------------
   Invesco Corporate Bond Fund            February 12, 2010  June 30, 2019
   Invesco Global Real Estate Fund          July 1, 2007     June 30, 2019
   Invesco Government Money Market Fund     July 1, 2007     June 30, 2019
   Invesco High Yield Fund                  July 1, 2007     June 30, 2019
--------
/1/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
2 Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
3 Advisory fees to be waived by Invesco for Invesco Emerging Markets Flexible Bond Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Emerging Markets Flexible Bond Cayman, Ltd. invests.
4 Advisory fees to be waived by Invesco for Invesco Macro Allocation Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity
   Fund V, Ltd. invests.
5 Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity
   Fund VII, Ltd. invests.
6 Advisory fees to be waived by Invesco for Invesco Multi-Asset Income Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Multi-Asset Income Cayman, Ltd. invests.

      Invesco Real Estate Fund               July 1, 2007  June 30, 2019
      Invesco Short Duration Inflation       July 1, 2007  June 30, 2019
        Protected Fund
      Invesco Short Term Bond Fund           July 1, 2007  June 30, 2019
      Invesco U.S. Government Fund           July 1, 2007  June 30, 2019

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

   FUND                                    EFFECTIVE DATE    COMMITTED UNTIL
   ----                                   ------------------ ---------------
   Invesco American Value Fund            February 12, 2010  June 30, 2019
   Invesco Comstock Fund                  February 12, 2010  June 30, 2019
   Invesco Energy Fund                      July 1, 2007     June 30, 2019
   Invesco Dividend Income Fund             July 1, 2007     June 30, 2019
   Invesco Gold & Precious Metals Fund      July 1, 2007     June 30, 2019
   Invesco Mid Cap Growth Fund            February 12, 2010  June 30, 2019
   Invesco Small Cap Value Fund           February 12, 2010  June 30, 2019
   Invesco Technology Fund                  July 1, 2007     June 30, 2019
   Invesco Technology Sector Fund         February 12, 2010  June 30, 2019
   Invesco Value Opportunities Fund       February 12, 2010  June 30, 2019

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

   FUND                                    EFFECTIVE DATE    COMMITTED UNTIL
   ----                                   ------------------ ---------------
   Invesco High Yield Municipal Fund      February 12, 2010  June 30, 2019
   Invesco Intermediate Term Municipal    February 12, 2010  June 30, 2019
     Income Fund
   Invesco Municipal Income Fund          February 12, 2010  June 30, 2019
   Invesco New York Tax Free Income Fund  February 12, 2010  June 30, 2019
   Invesco Tax-Exempt Cash Fund             July 1, 2007     June 30, 2019
   Invesco Limited Term Municipal Income    July 1, 2007     June 30, 2019
     Fund

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

   FUND                                    EFFECTIVE DATE    COMMITTED UNTIL
   ----                                   ------------------ ---------------
   Invesco V.I. American Franchise Fund   February 12, 2010  June 30, 2019
   Invesco V.I. American Value Fund       February 12, 2010  June 30, 2019
   Invesco V.I. Balanced-Risk Allocation  December 22, 2010  June 30, 2019
     Fund/7/
   Invesco V.I. Comstock Fund             February 12, 2010  June 30, 2019
   Invesco V.I. Core Equity Fund            July 1, 2007     June 30, 2019
   Invesco V.I. Core Plus Bond Fund        April 30, 2015    June 30, 2019
   Invesco V.I. Diversified Dividend Fund February 12, 2010 June 30, 2019 Invesco V.I. Equally-Weighted S&P 500 February 12, 2010 June 30, 2019
     Fund
   Invesco V.I. Equity and Income Fund    February 12, 2010  June 30, 2019
   Invesco V.I. Global Core Equity Fund   February 12, 2010  June 30, 2019
   Invesco V.I. Global Health Care Fund     July 1, 2007     June 30, 2019
   Invesco V.I. Global Real Estate Fund     July 1, 2007     June 30, 2019
   Invesco V.I. Government Money Market     July 1, 2007     June 30, 2019
     Fund
   Invesco V.I. Government Securities       July 1, 2007     June 30, 2019
     Fund
   Invesco V.I. Growth and Income Fund    February 12, 2010  June 30, 2019
   Invesco V.I. High Yield Fund             July 1, 2007     June 30, 2019
   Invesco V.I. International Growth Fund   July 1, 2007     June 30, 2019
   Invesco V.I. Managed Volatility Fund     July 1, 2007     June 30, 2019
   Invesco V.I. Mid Cap Core Equity Fund    July 1, 2007     June 30, 2019
   Invesco V.I. Mid Cap Growth Fund       February 12, 2010  June 30, 2019
   Invesco V.I. S&P 500 Index Fund        February 12, 2010  June 30, 2019
   Invesco V.I. Small Cap Equity Fund       July 1, 2007     June 30, 2019
   Invesco V.I. Technology Fund             July 1, 2007     June 30, 2019
   Invesco V.I. Value Opportunities Fund    July 1, 2007     June 30, 2019

/7/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                             INVESCO EXCHANGE FUND

 FUND                                        EFFECTIVE DATE    COMMITTED UNTIL
 ----                                      ------------------- ---------------
 Invesco Exchange Fund                     September 30, 2015  June 30, 2019

                           INVESCO SECURITIES TRUST

 FUND                                         EFFECTIVE DATE   COMMITTED UNTIL
 ----                                        ----------------- ---------------
 Invesco Balanced-Risk Aggressive            January 16, 2013  June 30, 2019
   Allocation Fund/8/

                           INVESCO MANAGEMENT TRUST

 FUND                                          EFFECTIVE DATE  COMMITTED UNTIL
 ----                                          --------------  ---------------
 Invesco Conservative Income Fund              July 1, 2014    June 30, 2019

                               CLOSED-END FUNDS

 FUND                                        EFFECTIVE DATE    COMMITTED UNTIL
 ----                                      ------------------- ---------------
 Invesco Advantage Municipal Income           May 15, 2012     June 30, 2019
   Trust II
 Invesco Bond Fund                          August 26, 2015    June 30, 2019
 Invesco California Value Municipal           May 15, 2012     June 30, 2019
   Income Trust
 Invesco Dynamic Credit Opportunities Fund    May 15, 2012     June 30, 2019
 Invesco High Income 2023 Target Term Fund November 28, 20016  June 30, 2019
 Invesco High Income 2024 Target Term Fund November 30, 2017   June 30, 2019
 Invesco High Income Trust II                 May 15, 2012     June 30, 2019
 Invesco Municipal Income Opportunities     August 26, 2015    June 30, 2019
   Trust
 Invesco Municipal Opportunity Trust          May 15, 2012     June 30, 2019
 Invesco Municipal Trust                      May 15, 2012     June 30, 2019
 Invesco Pennsylvania Value Municipal         May 15, 2012     June 30, 2019
   Income Trust
 Invesco Quality Municipal Income Trust     August 26, 2015    June 30, 2019
 Invesco Senior Income Trust                  May 15, 2012     June 30, 2019
 Invesco Trust for Investment Grade           May 15, 2012     June 30, 2019
   Municipals
 Invesco Trust for Investment Grade New       May 15, 2012     June 30, 2019
   York Municipals
 Invesco Value Municipal Income Trust         June 1, 2010     June 30, 2019

/8/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Aggressive Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VI, Ltd. invests.

                                                               Sub-Item 77Q1(e)

                                AMENDMENT NO. 5
                                      TO
                     MASTER INVESTMENT ADVISORY AGREEMENT

   This Amendment dated as of December 15, 2017, amends the Master Investment Advisory Agreement (the "Agreement"), dated November 25, 2003, between AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust) , a Delaware statutory trust, and A I M Advisors, Inc., a Delaware corporation.

                             W I T N E S S E T H:

   WHEREAS, the parties desire to amend the Agreement to change the name of Premier Portfolio to Invesco Premier Portfolio, Premier Tax-Exempt Portfolio to Invesco Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio to Invesco Premier U.S. Government Money Portfolio;

   NOW, THEREFORE, the parties agree as follows;

    1. Appendix A and Appendix B to the Agreement are hereby deleted in their entirety and replaced with the following:

                                  "APPENDIX A
                           FUNDS AND EFFECTIVE DATES

 NAME OF FUND                           EFFECTIVE DATE OF ADVISORY AGREEMENT
 ------------                           -------------------------------------
 Invesco Premier Portfolio                        November 25, 2003

 Invesco Premier Tax-Exempt Portfolio             November 25, 2003

 Invesco Premier U.S. Government Money            February 25, 2005
   Portfolio

                                  APPENDIX B
                          COMPENSATION TO THE ADVISOR

   The Trust shall pay the Advisor, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                           INVESCO PREMIER PORTFOLIO
                     INVESCO PREMIER TAX-EXEMPT PORTFOLIO
                INVESCO PREMIER U.S. GOVERNMENT MONEY PORTFOLIO

                            NET ASSETS  ANNUAL RATE
                            ----------  -----------
                            All Assets     0.25%"

    2. In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers on the date first written above.

                                                         INVESCO ADVISERS, INC.

Attest:  /s/ Peter A. Davidson                      By:  /s/ John M. Zerr
         -------------------------------------           ----------------------
         Assistant Secretary                             John M. Zerr
                                                         Senior Vice President

(SEAL)

                                                   AIM TREASURER'S SERIES TRUST
                                             (INVESCO TREASURER'S SERIES TRUST)

Attest:  /s/ Peter A. Davidson                      By:  /s/ John M. Zerr
         -------------------------------------           ----------------------
         Assistant Secretary                             John M. Zerr
                                                         Senior Vice President

(SEAL)

                                                               Sub-Item 77Q1(e)

                                AMENDMENT NO. 3
                                      TO
           MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

   This Amendment dated as of December 15, 2017, amends the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Contract"), dated May 1, 2008, between Invesco Advisers, Inc. (the "Adviser"), on behalf of AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), and each of Invesco Canada Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Hong Kong Limited, and Invesco Senior Secured Management, Inc. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers").

                             W I T N E S S E T H:

   WHEREAS, the Trust desires to amend the Agreement to change the name of Premier Portfolio to Invesco Premier Portfolio, Premier Tax-Exempt Portfolio to Invesco Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio to Invesco Premier U.S. Government Money Portfolio;

   NOW, THEREFORE, the parties agree that;

    1. Exhibit A to the Contract is hereby deleted in its entirety and replaced with the following:

                                  "EXHIBIT A

                                     Funds

          Invesco Premier Portfolio
          Invesco Premier Tax-Exempt Portfolio
          Invesco Premier U.S. Government Money Portfolio"

    2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

                                                  INVESCO ADVISERS, INC.

                                                  Adviser

                                                  By:     /s/ John M. Zerr
                                                          ----------------------
                                                  Name:   John M. Zerr
                                                  Title:  Senior Vice President

                                          INVESCO CANADA LTD.

                                          Sub-Adviser

                                          By:     /s/ Harsh Damani
                                                  ------------------------------
                                          Name:   Harsh Damani
                                          Title:  Chief Financial Officer,
                                                  Funds & Senior Vice
                                                  President, Fund Administration

                                          By:     /s/ David C. Warren
                                                  ------------------------------
                                          Name:   David C. Warren
                                          Title:  Executive Vice President &
                                                  Chief Financial Officer

                                         INVESCO ASSET MANAGEMENT DEUTSCHLAND
                                         GMBH

                                         Sub-Adviser

                                         By:      /s/ S. Hofmann /s/ L. Baumann
                                                  ------------------------------
                                         Name:    S. Hofmann     L. Baumann
                                         Title:   Director       Proxy Holder

                                          INVESCO ASSET MANAGEMENT LIMITED

                                          Sub-Adviser

                                          By:     /s/ S. Hofmann
                                                  ------------------------------
                                          Name:   S. Hofmann
                                          Title:  Director

                                          INVESCO ASSET MANAGEMENT (JAPAN) LTD.

                                          Sub-Adviser

                                          By:     /s/ Masakazu Hasegawa
                                                  ------------------------------
                                          Name:   Masakazu Hasegawa
                                          Title:  Managing Director

                                         INVESCO HONG KONG LIMITED

                                         Sub-Adviser

                                         By:      /s/ Fanny Lee  /s/ Paul Chan
                                                  ------------------------------
                                         Name:    Fanny Lee      Paul Chan
                                         Title:   Authorized Signatories

                                       INVESCO SENIOR SECURED MANAGEMENT, INC.

                                       Sub-Adviser

                                       By:     /s/ Scott Baskind
                                               ---------------------------------
                                       Name:   Scott Baskind
                                       Title:  President

                                                               Sub-Item 77Q1(e)

                               AMENDMENT NO. 16
                                      TO
                             SUB-ADVISORY CONTRACT

   This Amendment dated as of December 15, 2017, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS, the parties agree to amend the Contract to change the name of Premier Portfolio to Invesco Premier Portfolio and Premier Tax-Exempt Portfolio to Invesco Premier Tax-Exempt Portfolio, series portfolios of AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust); and to change the name of Government & Agency Portfolio to Invesco Government & Agency Portfolio, Treasury Obligations Portfolio to Invesco Treasury Obligations Portfolio, Tax-Free Cash Reserve Portfolio to Invesco Tax-Free Cash Reserve Portfolio, series portfolios of Short-Term Investments Trust, as listed on the attached Exhibit A, which were approved by shareholders;

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. The Contract is hereby amended to include the Funds listed on Exhibit A to the Contract as a recipient of the sub-advisory services by revising recital A) at the beginning of the Agreement to read as follows:

       The Advisor has entered into an investment advisory agreement with AIM Counselor Series Trust (Invesco Counselor Series Trust) ("ACST"), AIM Funds Group (Invesco Funds Group) ("AFG"), AIM Growth Series (Invesco Growth Series) ("AGS"), AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF"), AIM Investment Funds (Invesco Investment Funds) ("AIF"), AIM Investment Securities Funds (Invesco Investment Securities Funds) ("AIS"), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) ("ATEF"), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust) ("ATST"), AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("AVIF"), Invesco Exchange Fund, Invesco Management Trust ("IMT"), Invesco Securities Trust ("IST") and Short-Term Investments Trust ("STIT") (collectively, the "Trusts"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect the funds set forth in Exhibit A attached hereto (each a "Fund" and collectively, the "Funds"); and

   2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

Advisor

BY:     /s/ John M. Zerr
        --------------------------
NAME:   John M. Zerr
TITLE:  Senior Vice President

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:     /s/ Daniel E. Draper
        ------------------------------
NAME:   Dan Draper
TITLE:  Managing Director - Invesco
        PowerShares Global ETFs

                                   EXHIBIT A

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

Invesco Equally-Weighted S&P 500 Fund
Invesco Floating Rate Fund
Invesco Pennsylvania Tax Free Income Fund
Invesco Short Duration High Yield Municipal Fund
Invesco Strategic Real Return Fund

AIM FUNDS GROUP (INVESCO FUNDS GROUP)

Invesco European Small Company Fund
Invesco Small Cap Equity Fund

AIM GROWTH SERIES (INVESCO GROWTH SERIES)

Invesco Alternative Strategies Fund
Invesco Balanced-Risk Retirement Now Fund
Invesco Convertible Securities Fund
Invesco Multi-Asset Inflation Fund
Invesco Quality Income Fund
Invesco Small Cap Growth Fund

AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

Invesco European Growth Fund
Invesco Global Opportunities Fund
Invesco Global Responsibility Equity Fund
Invesco International Companies Fund
Invesco International Core Equity Fund
Invesco International Growth Fund
Invesco Select Opportunities Fund

AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

Invesco All Cap Market Neutral Fund
Invesco Balanced-Risk Allocation Fund
Invesco Balanced-Risk Commodity Strategy Fund
Invesco Developing Markets Fund
Invesco Emerging Markets Equity Fund
Invesco Emerging Markets Flexible Bond Fund
Invesco Endeavor Fund
Invesco Global Infrastructure Fund
Invesco Global Market Neutral Fund
Invesco Global Targeted Returns Fund
Invesco Long/Short Equity Fund
Invesco Low Volatility Emerging Markets Fund
Invesco Macro Allocation Strategy Fund
Invesco MLP Fund
Invesco Multi-Asset Income Fund

AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUND)

Invesco Global Real Estate Fund
Invesco High Yield Fund

AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

Invesco High Yield Municipal Fund
Invesco Intermediate Term Municipal Income Fund
Invesco Limited Term Municipal Income Fund
Invesco Municipal Income Fund
Invesco Tax-Exempt Cash Fund

AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)

Invesco Premier Portfolio
Invesco Premier Tax-Exempt Portfolio

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

Invesco V.I. American Franchise Fund
Invesco V.I. American Value Fund
Invesco V.I. Balanced-Risk Allocation Fund
Invesco V.I. Comstock Fund
Invesco V.I. Core Equity Fund
Invesco V.I. Core Plus Bond Fund
Invesco V.I. Diversified Dividend Fund
Invesco V.I. Equally-Weighted S&P 500 Fund
Invesco V.I. Equity and Income Fund
Invesco V.I. Global Core Equity Fund
Invesco V.I. Global Health Care Fund
Invesco V.I. Global Real Estate Fund
Invesco V.I. Government Money Market Fund
Invesco V.I. Government Securities Fund
Invesco V.I. Growth and Income Fund
Invesco V.I. High Yield Fund
Invesco V.I. International Growth Fund
Invesco V.I. Managed Volatility Fund
Invesco V.I. Mid Cap Core Equity Fund
Invesco V.I. Mid Cap Growth Fund
Invesco V.I. S&P 500 Index Fund
Invesco V.I. Small Cap Equity Fund
Invesco V.I. Technology Fund
Invesco V.I. Value Opportunities Fund

INVESCO EXCHANGE FUND

INVESCO MANAGEMENT TRUST

Invesco Conservative Income Fund

INVESCO SECURITIES TRUST

Invesco Balanced-Risk Aggressive Allocation Fund

SHORT-TERM INVESTMENTS TRUST

Invesco Government & Agency Portfolio
Invesco Tax-Free Cash Reserve Portfolio
Invesco Treasury Obligations Portfolio

                                                               Sub-Item 77Q1(e)

                               AMENDMENT NO. 17
                                      TO
                             SUB-ADVISORY CONTRACT

   This Amendment dated as of December 18, 2017, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS, the parties agree to amend the Contract to add Invesco Peak Retirement(TM) 2065 Fund, Invesco Peak Retirement(TM) 2060 Fund, Invesco Peak Retirement(TM) 2055 Fund, Invesco Peak Retirement(TM) 2050 Fund, Invesco Peak Retirement(TM) 2045 Fund, Invesco Peak Retirement(TM) 2040 Fund, Invesco Peak Retirement(TM) 2035 Fund, Invesco Peak Retirement(TM) 2030 Fund, Invesco Peak Retirement(TM) 2025 Fund, Invesco Peak Retirement(TM) 2020 Fund, Invesco Peak Retirement(TM) 2015 Fund, Invesco Peak Retirement(TM) Now Fund, series portfolios of AIM Growth Series (Invesco Growth Series) and Invesco U.S. Managed Volatility Fund, a series portfolio of AIM Investment Funds (Invesco Investment Funds);

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. The Contract is hereby amended to include the Funds listed on Exhibit A to the Contract as a recipient of the sub-advisory services by revising recital A) at the beginning of the Agreement to read as follows:

       The Advisor has entered into an investment advisory agreement with AIM Counselor Series Trust (Invesco Counselor Series Trust) ("ACST"), AIM Funds Group (Invesco Funds Group) ("AFG"), AIM Growth Series (Invesco Growth Series) ("AGS"), AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF"), AIM Investment Funds (Invesco Investment Funds) ("AIF"), AIM Investment Securities Funds (Invesco Investment Securities Funds) ("AIS"), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) ("ATEF"), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust) ("ATST"), AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("AVIF"), Invesco Exchange Fund, Invesco Management Trust ("IMT"), Invesco Securities Trust ("IST") and Short-Term Investments Trust ("STIT") (collectively, the "Trusts"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect the funds set forth in Exhibit A attached hereto (each a "Fund" and collectively, the "Funds"); and

   2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

Advisor

BY:     /s/ John M. Zerr
        --------------------------
NAME:   John M. Zerr
TITLE:  Senior Vice President

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:     /s/ Daniel E. Draper
        ------------------------------
NAME:   Dan Draper
TITLE:  Managing Director - Invesco
        PowerShares Global ETFs

                                   EXHIBIT A

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

Invesco Equally-Weighted S&P 500 Fund
Invesco Floating Rate Fund
Invesco Pennsylvania Tax Free Income Fund
Invesco Short Duration High Yield Municipal Fund
Invesco Strategic Real Return Fund

AIM FUNDS GROUP (INVESCO FUNDS GROUP)

Invesco European Small Company Fund
Invesco Small Cap Equity Fund

AIM GROWTH SERIES (INVESCO GROWTH SERIES)

Invesco Alternative Strategies Fund
Invesco Balanced-Risk Retirement Now Fund
Invesco Convertible Securities Fund
Invesco Multi-Asset Inflation Fund
Invesco Quality Income Fund
Invesco Small Cap Growth Fund
Invesco Peak Retirement(TM) 2015 Fund
Invesco Peak Retirement(TM) 2020 Fund
Invesco Peak Retirement(TM) 2025 Fund
Invesco Peak Retirement(TM) 2030 Fund
Invesco Peak Retirement(TM) 2035 Fund
Invesco Peak Retirement(TM) 2040 Fund
Invesco Peak Retirement(TM) 2045 Fund
Invesco Peak Retirement(TM) 2050 Fund
Invesco Peak Retirement(TM) 2055 Fund
Invesco Peak Retirement(TM) 2060 Fund
Invesco Peak Retirement(TM) 2065 Fund
Invesco Peak Retirement(TM) Now Fund

AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

Invesco European Growth Fund
Invesco Global Opportunities Fund
Invesco Global Responsibility Equity Fund
Invesco International Companies Fund
Invesco International Core Equity Fund
Invesco International Growth Fund
Invesco Select Opportunities Fund

AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

Invesco All Cap Market Neutral Fund
Invesco Balanced-Risk Allocation Fund
Invesco Balanced-Risk Commodity Strategy Fund
Invesco Developing Markets Fund
Invesco Emerging Markets Equity Fund
Invesco Emerging Markets Flexible Bond Fund
Invesco Endeavor Fund

Invesco Global Infrastructure Fund
Invesco Global Market Neutral Fund
Invesco Global Targeted Returns Fund
Invesco Long/Short Equity Fund
Invesco Low Volatility Emerging Markets Fund
Invesco Macro Allocation Strategy Fund
Invesco MLP Fund
Invesco Multi-Asset Income Fund
Invesco U.S. Managed Volatility Fund

AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUND)

Invesco Global Real Estate Fund
Invesco High Yield Fund

AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

Invesco High Yield Municipal Fund
Invesco Intermediate Term Municipal Income Fund
Invesco Limited Term Municipal Income Fund
Invesco Municipal Income Fund
Invesco Tax-Exempt Cash Fund

AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)

Invesco Premier Portfolio
Invesco Premier Tax-Exempt Portfolio

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

Invesco V.I. American Franchise Fund
Invesco V.I. American Value Fund
Invesco V.I. Balanced-Risk Allocation Fund
Invesco V.I. Comstock Fund
Invesco V.I. Core Equity Fund
Invesco V.I. Core Plus Bond Fund
Invesco V.I. Diversified Dividend Fund
Invesco V.I. Equally-Weighted S&P 500 Fund
Invesco V.I. Equity and Income Fund
Invesco V.I. Global Core Equity Fund
Invesco V.I. Global Health Care Fund
Invesco V.I. Global Real Estate Fund
Invesco V.I. Government Money Market Fund
Invesco V.I. Government Securities Fund
Invesco V.I. Growth and Income Fund
Invesco V.I. High Yield Fund
Invesco V.I. International Growth Fund
Invesco V.I. Managed Volatility Fund
Invesco V.I. Mid Cap Core Equity Fund
Invesco V.I. Mid Cap Growth Fund
Invesco V.I. S&P 500 Index Fund
Invesco V.I. Small Cap Equity Fund
Invesco V.I. Technology Fund
Invesco V.I. Value Opportunities Fund

INVESCO EXCHANGE FUND

INVESCO MANAGEMENT TRUST

Invesco Conservative Income Fund

INVESCO SECURITIES TRUST

Invesco Balanced-Risk Aggressive Allocation Fund

SHORT-TERM INVESTMENTS TRUST

Invesco Government & Agency Portfolio
Invesco Tax-Free Cash Reserve Portfolio
Invesco Treasury Obligations Portfolio